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EXHIBIT 10.2
------------

                                 August 12, 1999


Compass International Services Corporation
1 Penn Plaza, Suite 4430
New York, New York 10119


Ladies and Gentlemen:

         Please refer to the Credit Agreement dated as of March 17, 1998 (the "Credit Agreement") among Compass International Services Corporation, various financial institutions and Bank of America, National Association (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

         The Required Lenders hereby agree that through August 31, 1999, no Event of Default or Unmatured Event of Default shall result solely from the Company's failure to comply with the covenants set forth in Sections 8.11, 8.13,
8.14 and 8.22 of the Credit Agreement.

         The foregoing waiver is limited to its express terms and does not constitute a waiver of any other provision of the Credit Agreement. This waiver letter shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.


                                  Very truly yours,

                                  BANK OF AMERICA, NATIONAL ASSOCIATION,
                                  as Administrative Agent



                                  By /s/ David A. Johanson
                                     -----------------------
                                  Title David A. Johanson
                                       ---------------------
                                         Vice President



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                                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                                         as Issuing Lender and as a Lender



                                         By /s/ Christine M. Tierney
                                            ----------------------------
                                         Title Senior Vice President
                                               -------------------------


                                         FIRST NATIONAL BANK OF MARYLAND



                                         By /s/_________________________
                                         Title__________________________


                                         FLEET NATIONAL BANK



                                         By /s/_________________________
                                         Title__________________________


                                         PNC BANK, NATIONAL ASSOCIATION



                                         By /s/_________________________
                                         Title__________________________



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                                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                                         as Issuing Lender and as a Lender



                                         By /s/ Christine M. Tierney
                                               -------------------------
                                         Title Senior Vice President
                                               -------------------------


                                         FIRST NATIONAL BANK OF MARYLAND



                                         By /s/_________________________
                                         Title__________________________


                                         FLEET NATIONAL BANK



                                         By /s/ Jeffrey P. Kinney
                                            ----------------------------
                                         Title Vice President
                                               -------------------------


                                         PNC BANK, NATIONAL ASSOCIATION



                                         By /s/_________________________
                                         Title__________________________


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                                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                     as Issuing Lender and as a Lender



                                     By /s/_________________________
                                     Title__________________________


                                     ALL FIRST BANK
                                     (formerly) FIRST NATIONAL BANK OF MARYLAND



                                     By /s/ Anne E. Quirk
                                        ----------------------------
                                     Title Vice President
                                           -------------------------


                                     FLEET NATIONAL BANK



                                     By /s/_________________________
                                     Title__________________________


                                     PNC BANK, NATIONAL ASSOCIATION



                                     By /s/_________________________
                                     Title__________________________


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